February 1, 2021
IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Supplement to the Summary Prospectus and Prospectus,
each dated April 30, 2020, as supplemented
with respect to the Large Company Value Portfolio (the “Portfolio”)

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS OF THE LARGE COMPANY VALUE PORTFOLIO (THE “PORTFOLIO”) AND IN THE COMPANY’S PROSPECTUS.
Effective on or about January 21, 2021, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) no longer serves as a subadviser to the Large Company Value Portfolio (the “Portfolio”). All references to BHMS in the Portfolio’s Summary Prospectus and Prospectus are hereby removed.

Pursuant to an Exemptive Order issued by the U.S. Securities and Exchange Commission (“SEC”), Wilshire Advisors, LLC (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On January 8, 2021, the Board approved a subadvisory agreement between Wilshire and Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), effective January 20, 2021.
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The following supplements the information in the Summary Prospectus and Prospectus of the Large Company Value Portfolio.
The second bullet point under “Principal Investment Strategies” is hereby deleted and replaced with the following:
•The Portfolio invests under normal circumstances, at least 80% of its net assets in the common stock of companies with larger market capitalizations-within the market capitalization range of the companies composing the Russell 1000® Value Index (as of December 31, 2020, this range was between approximately $584.59 million and $543.68 billion). The market capitalization range and composition of the companies in the Russell 1000® Value Index are subject to change. Under normal circumstances, the remaining portion of the Portfolio will be invested in derivatives and fixed income securities. For purposes of the Portfolio’s 80% test, derivatives will be valued at market value rather than notional value.
The Portfolio invests up to 20% of its net assets in Russell 1000 Value Index derivatives, backed by a portfolio of fixed income securities. Fixed income securities may include bonds, debt securities, and other similar instruments. The Portfolio may invest in options, futures, options on futures, and swaps. The portion of the Portfolio invested in Russell 1000 Value Index derivatives in addition to or in place of companies within the Russell 1000 Value Index seeks to equal or exceed the daily performance of the Russell 1000 Value Index (the “Swaps Strategy”). The value of Russell 1000 Value Index derivatives should closely track the value of the Russell 1000 Value Index; however, the Russell 1000 Value Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Portfolio’s assets may be invested in fixed income securities. The fixed income securities are typically expected to have a duration that does not exceed one year.
The third bullet point under “Principal Investment Strategies” is hereby deleted and replaced with the following:
•The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S. or locally on foreign exchanges, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The fourth bullet point under “Principal Investment Strategies” is hereby deleted in its entirety.
The first sentence of the fifth bullet point under “Principal Investment Strategies” is hereby deleted and replaced with the following:
•The portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies with the goal of buying securities at a discount to their intrinsic value.
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The following supplements the information under the heading “Principal Investment Strategies.”
Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”). In managing its portion of the Portfolio, MFS primarily invests in equity securities. MFS focuses on investing its portion of the Portfolio in the stocks of companies that it believes are undervalued compared to their intrinsic value. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace (e.g., companies with cash flow in excess of their capital expenditures, conservative balances sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies. MFS may invest its portion of the Portfolio in securities of companies of any size. MFS may invest its portion of the Portfolio in foreign securities. MFS normally invests its portion of the Portfolio across different industries and sectors, but MFS may invest a significant percentage of its portion of the Portfolio in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for its portion of the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.
The following supplements the information under the heading “Principal Risks.”
Focus Risk. Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the Portfolio’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the Portfolio is exposed.
Intrinsic Value Strategy Risk. The stocks of companies that a subadviser believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.
The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus and Prospectus of the Portfolio.
MFS
Benjamin Stone, Investment Officer of MFS and Portfolio Manager of the Portfolio. Mr. Stone has served as Portfolio Manager since January 2021.
Timothy W. Dittmer, Investment Officer of MFS and Portfolio Manager of the Portfolio. Mr. Dittmer has served as Portfolio Manager since January 2021.
The following supplements the information in the Company’s Prospectus.
The paragraphs under the sub-heading “Style Portfolios” under the heading “More Information About Investments and Risks” are supplemented to include the following:
MFS
MFS serves as a subadviser to a portion of the Large Company Value Portfolio. In managing its portion of the Portfolio, MFS primarily invests in equity securities. MFS focuses on investing its portion of the Portfolio in the stocks of companies that it believes are undervalued compared to their intrinsic value. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace (e.g., companies with cash flow in excess of their capital expenditures, conservative balances sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies. MFS may invest its portion of the Portfolio in securities of companies of any size. MFS may invest its portion of the Portfolio in foreign securities. MFS normally invests its portion of the Portfolio across different industries and sectors, but MFS may invest a significant percentage of its portion of the Portfolio in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for its portion of the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
The following disclosure is added under a new sub-heading entitled “Large Company Value Portfolio” under the heading “Additional Investment Strategies and Risks of the Style Portfolios”:
Additional principal risks relating to the Large Company Value Portfolio are set forth below:
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Focus Risk. Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The Portfolio’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the Portfolio is exposed.
Intrinsic Value Strategy Risk. The stocks of companies that a subadviser believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.
The second paragraph under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” hereby deleted and replaced with the following:
A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s annual report to shareholders dated December 31, 2020, with the exception of the discussion regarding the basis for the Board’s approval of the subadvisory agreement with MFS, which will be available in the Company’s semi-annual report to shareholders dated June 30, 2021. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.
The following supplements the information under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios.”
MFS
Wilshire has entered into a subadvisory agreement with MFS, effective January 20, 2021, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2020, MFS managed approximately $608 billion in assets under management. MFS’ investment team consists of Benjamin Stone and Timothy W. Dittmer.
Benjamin Stone has been employed in the investment area of MFS since 2005 and serves as portfolio manager.
Timothy W. Dittmer has been employed in the investment area of MFS since 2009 and serves as portfolio manager.
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If you have any questions regarding the Large Company Value Portfolio or any series of the Company, please call (866) 591-1568.
Investors Should Retain this Supplement for Future Reference.
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February 1, 2021

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Supplement to the Statement of Additional Information (“SAI”), as supplemented, dated April 30, 2020

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SAI OF THE COMPANY.
Effective on or about January 21, 2021, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) no longer serves as a subadviser to the Large Company Value Portfolio (the “Portfolio”). All references to BHMS in the Portfolio’s SAI are hereby removed.
Pursuant to an Exemptive Order issued by the U.S. Securities and Exchange Commission (“SEC”), Wilshire Advisors, LLC (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On January 8, 2021, the Board approved a subadvisory agreement between Wilshire and Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), effective January 20, 2021.
The SAI is supplemented as detailed below.
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The third sentence in the paragraph under the heading “The Portfolios” in the SAI is supplemented to include reference to Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”).
The third paragraph under the sub-heading “Investment Adviser and Subadvisers” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:
Pursuant to subadvisory agreements with Wilshire dated January 8, 2021, January 8, 2021, and January 20, 2021, respectively, Los Angeles Capital, Pzena, and MFS each manage a portion of the Large Company Value Portfolio.
The first sentence of the second paragraph under the sub-heading “Investment Subadvisory Agreements and Fees” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:
No Subadviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of DoubleLine, MFS, and Pzena) or reckless disregard of its obligations.
The third paragraph under the sub-heading “Investment Subadvisory Agreements and Fees” under the heading “Investment Advisory and Other Services” in the SAI is supplemented with the following sentence:
The subadvisory agreement with MFS was approved for the period ending August 31, 2022.
The following supplements the information under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI:
MFS
Benjamin Stone and Timothy Dittmer manage MFS’ portion of the Large Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2020.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Benjamin Stone
Registered Investment Companies	6	$37.1	0	$0
Other Pooled Investment Vehicles	2	$1.1	0	$0
Other Accounts	10	$4.4	1	$239.6
Timothy Dittmer
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Conflicts of Interest
Summary
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of its portion of the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). MFS expects the following benchmark will be used to measure Messrs. Stone and Dittmer’s performance for the portion of the Portfolio managed by MFS: Standard & Poor’s 500 Stock Index.
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

The following supplements the information under “Appendix A – Proxy Voting Policies” to the SAI:
MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2021

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case‑by‑case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers (ex-U.S.)

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B. ADMINISTRATIVE PROCEDURES

1.MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.Considers special proxy issues as they may arise from time to time; and

d.Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2.Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. . MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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If you have any questions regarding the Large Company Value Portfolio or any series of the Company, please call (866) 591-1568.
Investors Should Retain this Supplement for Future Reference.